1

EXHIBIT

32.1

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
United States Code)

Pursuant to Section 906

of the Sarbanes-Oxley Act

of 2002 (subsections (a) and

(b) of Section 1350, Chapter 63

of Title 18, United
States

Code),

the

undersigned

officer

of

First

BanCorp.,

a

Puerto

Rico

corporation

(the

“Company”),

does

hereby

certify,

to

such
officer’s knowledge, that:
The Quarterly Report on Form

10-Q for the quarter ended June 30,

2022 (the “Form l0-Q”) of the

Company fully complies with the
requirements

of

section

l3(a)

or

15(d)

of

the

Securities

Exchange

Act

of

1934

and

information

contained

in

the

Form

10-Q

fairly
presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 8, 2022 /s/ Aurelio Alemán
Name: Aurelio Alemán
Title: President and Chief Executive Officer